As filed with the Securities and Exchange Commission on July 7, 1997
                                                     REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                   OLICOM A/S
             (Exact name of registrant as specified in its charter)

    THE KINGDOM OF DENMARK                                N/A
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
incorporation or organization)


                                  NYBROVEJ 114
                                 DK-2800 LYNGBY
                                    DENMARK
   (Address, including zip code of Registrant's principal executive offices)

                      OLICOM A/S 1996 SHARE INCENTIVE PLAN
                      OLICOM A/S 1997 SHARE INCENTIVE PLAN
         CROSSCOMM CORPORATION AMENDED 1988 INCENTIVE STOCK OPTION PLAN
         CROSSCOMM CORPORATION AMENDED 1989 INCENTIVE STOCK OPTION PLAN
             CROSSCOMM CORPORATION 1991 INCENTIVE STOCK OPTION PLAN
                  CROSSCOMM CORPORATION 1992 STOCK OPTION PLAN
               CROSSCOMM CORPORATION 1992 DIRECTORS' OPTION PLAN
                  CROSSCOMM CORPORATION 1994 STOCK OPTION PLAN
                  CROSSCOMM CORPORATION 1996 STOCK OPTION PLAN
                             (Full title of plans)
                              --------------------

         LARS STIG NIELSEN                            COPIES TO:
             OLICOM A/S                         LAWRENCE D. GINSBURG
            NYBROVEJ 114            LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.
           DK-2800 LYNGBY                    2200 ROSS AVENUE, SUITE 900
             DENMARK                             DALLAS, TEXAS  75201
         +45 45 27 00 00                            (214) 220-4800
  (Name, address, and telephone number,
including area code, of agent for service)

                              --------------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================================
                                                                        Proposed
             Title of each Class                     Amount             Maximum           Proposed Maximum        Amount of
               of Securities                          to be          Offering Price         Aggregate           Registration
             to be Registered                      Registered(1)       Per Share          Offering Price            Fee
------------------------------------------------------------------------------------------------------------------------------
Common Shares, nominal value DKK 0.25              1,422,209           $52.94 (2)          $15,635,893 (2)        $4,739
------------------------------------------------------------------------------------------------------------------------------
Common Shares, nominal value DKK 0.25              1,577,791           $15.563 (3)         $24,555,161 (3)        $7,441
==============================================================================================================================

(1) Pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), there are also being registered such additional Common Shares as may become issuable pursuant to the antidilution provisions of the Olicom A/S 1996 Share Incentive Plan, the Olicom A/S 1997 Share Incentive Plan, the CrossComm Corporation Amended 1988 Incentive Stock Option Plan, the CrossComm Corporation Amended 1989 Incentive Stock Option Plan, the CrossComm Corporation 1991 Incentive Stock Option Plan, the CrossComm Corporation 1992 Stock Option Plan, the CrossComm Corporation 1992 Directors' Option Plan, the CrossComm Corporation 1994 Stock Option Plan and the CrossComm Corporation 1996 Stock Option Plan (collectively, the "Plans").

(2) Calculated in accordance with Rule 457(h) under the Securities Act, based on the prices at which outstanding options to purchase 1,422,209 Common Shares may be exercised under the Plans.

(3) Estimated solely for the purpose of calculating the registration fee for 1,577,791 Common Shares under the Plans on the basis of the average of the high and low sales prices on July 1, 1997, for a common share in Olicom A/S, as reported on the Nasdaq National Market, all in accordance with Rule 457(h) promulgated under the Securities Act.

===============================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


ITEM 1.     PLAN INFORMATION.

            Not required to be filed with this Registration Statement.*

ITEM 2.     REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

            Not required to be filed with this Registration Statement.*


-------------------

            *Information required by Part I to be contained in the Section 10(a) prospectus is omitted from the Registration Statement in accordance with Rule 428 under the Securities Act and Note to Part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.     INCORPORATION OF DOCUMENTS BY REFERENCE.

            The following documents are incorporated by reference in this Registration Statement, except to the extent that any statement or information herein is modified, superseded or replaced by a statement or information contained in any other subsequently-filed document incorporated herein by reference. Any statement or information so modified will not be deemed a part of this Registration Statement, except as so modified, and any statement or information so superseded will not be deemed a part of this Registration Statement.

                  (a) The Registrant's Annual Report on Form 20-F, File No.
            0-020738, for the fiscal year ended December 31, 1996 (the "1996 Form 20-F"), as filed with the Securities and Exchange Commission (the "Commission"), which contains audited financial statements of the Registrant for the fiscal year ended December 31, 1996.

                  (b) The Registrant's Report on Form 6-K, as filed with the
            Commission on June 30, 1997.

                  (c) All reports filed by the Registrant pursuant to Sections
            13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of the fiscal year covered by the audited financial statements contained in the 1996 Form 20-F.

                  (d) A description of the Registrant's common shares, nominal value DKK 0.25 per share ("Common Shares"), contained in the Registrant's Form Registration Statement on Form 8-A, File No. 0-20738, filed with the Commission on October 15, 1992, and including any amendment or reports filed for the purpose of updating such description.

            All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment to this Registration Statement which indicates that all of the Common Shares offered hereby have been sold or which deregisters all of such shares then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.     DESCRIPTION OF SECURITIES.

            Not applicable.

ITEM 5.     INTERESTS OF NAMED EXPERTS AND COUNSEL.

            Not applicable.

ITEM 6.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.

            Under the Companies Act of the Kingdom of Denmark (the "Companies Act"), directors of the Registrant and the Registrant's officers who are registered as managers with the Companies and Commercial Agency of the Kingdom of Denmark (Messrs. Lars Stig Nielsen, Boje Rinhart and Niels Christian Furu are the only officers of the Registrant so registered) are liable for negligence to the Registrant and to third parties for any breach of the Registrant's Articles of Association or the Companies Act. Officers not so registered are indemnified under applicable Danish law in respect of actions and claims arising out of actions taken by them in their official capacity, provided that such actions do not involve gross negligence or fraud.

            The Registrant has entered into Indemnification Agreements with its directors, executive officers and key employees. Each such Indemnification Agreement provides for indemnification of the Registrant's directors, executive officers and key employees to the fullest extent permitted by the Companies Act. Additionally, Olicom Inc., a wholly-owned subsidiary of the Registrant ("Olicom Americas"), has entered into Indemnification Agreements with its directors, executive officers and key employees who are not directors and officers of the Registrant. Each such Indemnification Agreement provides for indemnification of the directors, executive officers and key employees of Olicom Americas to the fullest extent permitted by the Delaware General Corporation Law, as amended.

ITEM 7.     EXEMPTION FROM REGISTRATION CLAIMED.

            Not applicable.

ITEM 8.     EXHIBITS.

            The Exhibits to this Registration Statement are listed in the Index to Exhibits on page II-6 to II-7 of this Registration Statement, which Index is incorporated herein by reference.

ITEM 9.     UNDERTAKINGS.

            (a)   The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement

                           (i)  To include any prospectus required by
                  Section 10(a)(3) of the Securities Act,

                           (ii) To reflect in the prospectus any facts or
                  events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement, and

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement;

                           (2) That for the purpose of determining any
                  liability under the Securities Act, each such post-effective amendment shall be deemed to be a new Registration Statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                           (3) To remove from registration by means of a
                  post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Lyngby, Denmark, on July 4, 1997.


                                        OLICOM A/S



                                        By:  /s/ Lars Stig Nielsen
                                             ----------------------------------
                                             Lars Stig Nielsen, Managing
                                             Director and Chief Executive
                                             Officer



                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Lars Stig Nielsen and Boje Rinhart and each of them acting individually, as such person's true and lawful attorneys-in-fact and agents, each with full power of substitution, for such person, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may do or cause to be done by virtue thereof.

          Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


          Signature                               Title                    Date
          ---------                               -----                    ----

     /s/ Jan Bech                         Chairman of the Board        July 4, 1997
---------------------------------             and Director
         Jan Bech



     /s/ Lars Stig Nielsen                   Managing Director,        July 4, 1997
---------------------------------         Chief Executive Officer
         Lars Stig Nielsen                    and Director



     /s/ Boje Rinhart                     Chief Financial Officer      July 4, 1997
---------------------------------       (Principal Financial and
         Boje Rinhart                     Accounting Officer)



     /s/ Bo F. Vilstrup                        Director                July 4, 1997
---------------------------------
         Bo F. Vilstrup



     /s/ Kurt Anker Nielsen                    Director                July 7, 1997
---------------------------------
         Kurt Anker Nielsen


                                               Director                July _, 1997
---------------------------------
         Frank G. Petersen


     /s/ Michael J. Peytz                      Director                July 5, 1997
---------------------------------
         Michael J. Peytz

                                               Director                July _, 1997
---------------------------------
         Anders Knutsen

                               INDEX TO EXHIBITS

Exhibit
Number                              Exhibit
-------   ----------------------------------------------------------------------

 3.1 Articles of Association of the Registrant (English translation) (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form F-4 of the Registrant, Registration No. 333-24655).

 3.2 Rules of Procedure for the Board of Directors (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form F-1 of the Registrant, Registration No. 33-51818).

 4.1 Olicom A/S 1996 Share Incentive Plan (incorporated herein by reference to Exhibit 2.2 to the Annual Report on Form 20-F of the Registrant for the fiscal year ended December 31, 1996, File No. 0-20738 (the "Olicom 1996 Form 20-F")).

 4.2 Olicom A/S 1997 Share Incentive Plan (incorporated herein by reference to Exhibit 2.3 to the Olicom 1996 Form 20-F).

 4.3 CrossComm Corporation Amended 1988 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.22 of the Registration Statement on Form S-1 of CrossComm Corporation ("CrossComm"), Registration No. 33-47321 (the "CrossComm Form S-1")).

 4.4 Amendments to the CrossComm Corporation Amended 1988 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.25 to the Annual Report on Form 10-K of CrossComm for the fiscal year ended December 31, 1996, File No. 0-20110 (the "CrossComm 1996 Form 10-K")).

 4.6 CrossComm Corporation Amended 1989 Incentive Stock Option Plan (incorporated hereby by reference to Exhibit 10.23 to the CrossComm Form S-1).

 4.7 Amendments to the CrossComm Corporation Amended 1989 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.26 to the CrossComm 1996 Form 10-K).

 4.8 CrossComm Corporation 1991 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.24 to the CrossComm Form S-1).

 4.9 Amendments to the CrossComm Corporation 1991 Incentive Stock Option Plan (incorporated herein by reference to Exhibit 10.27 to the CrossComm 1996 Form 10-K).

4.10 CrossComm Corporation 1992 Stock Option Plan (incorporated herein by reference to Exhibit 10.25 to the CrossComm Form S-1).

4.11 Amendments to the CrossComm Corporation 1992 Stock Option Plan (incorporated herein by reference to Exhibit 10.28 to the CrossComm 1996 Form 10-K).

4.12 CrossComm Corporation 1992 Directors' Option Plan (incorporated herein by reference to Exhibit 10.26 to the CrossComm Form S-1).

4.13 Amendments to the CrossComm Corporation 1992 Directors' Option Plan II-5 (incorporated herein by reference to Exhibit 10.29 to the CrossComm 1996 Form 10-K).

4.14 CrossComm Corporation 1994 Stock Option Plan, as amended (incorporated herein by reference to Exhibit 10.16 of the Annual Report on Form 10-K of CrossComm for the fiscal year ended December 31, 1995, File No. 0-20110 (the "CrossComm 1995 Form 10-K")).

4.15 Amendments to the CrossComm Corporation 1994 Stock Option Plan, as amended (incorporated herein by reference to Exhibit 10.30 to the CrossComm 1996 Form 10-K).

4.16 CrossComm Corporation 1996 Stock Option Plan (incorporated herein by reference to Exhibit 10.23 to the CrossComm 1996 Form 10-K).

4.17 Amendment to the CrossComm Corporation 1996 Stock Option Plan (incorporated herein by reference to Exhibit 10.32 to the CrossComm 1996 Form 10-K).

 5.1*     Opinion of Law Firm Tyge Trier.

23.1*     Consent of Ernst & Young A/S.

23.1      Consent of Law Firm Tyge Trier (contained in Exhibit 5.1).

24.1      Power of Attorney (set forth on the signature page).

99.1* Form of Memorandum regarding Assumption of Stock Options under the CrossComm Corporation Amended 1988 Incentive Stock Option Plan, the CrossComm Corporation Amended 1989 Incentive Stock Option Plan, the CrossComm Corporation 1991 Incentive Stock Option Plan, the CrossComm Corporation 1992 Stock Option Plan, the CrossComm Corporation 1992 Directors' Option Plan, the CrossComm Corporation 1994 Stock Option Plan and the CrossComm Corporation 1996 Stock Option Plan

--------------------
*  Filed herewith.